SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   __________

                                    FORM 8-K
                             Current Report Pursuant
                         To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                   __________

                         Date of Report: August 6, 2004
                       (Date of Earliest Event Reported)


                          LEUCADIA NATIONAL CORPORATION
             (Exact name of registrant as specified in its Charter)

                           Commission File No. 1-5721

       New York                                       13-2615557
----------------------------------------    ----------------------------------
(State of incorporation)                   (I.R.S. Employer Identification No.)



315 Park Avenue South, New York, NY                  10010-3607
----------------------------------------    -----------------------------------
(Address of principal executive offices)             (Zip Code)



                                 (212) 460-1900
              (Registrant's telephone number, including area code)



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Item 5.  Other Events.

     The information set forth in the press release issued by Leucadia National Corporation on August 6, 2004, attached hereto as Exhibit 99.1, is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)    Exhibits.

                99.1 Press release of Leucadia  National  Corporation,  dated
                     August 6, 2004.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                            LEUCADIA NATIONAL CORPORATION




Date:  August 6, 2004                           By: /s/ Joseph A. Orlando
                                                -------------------------
                                                Joseph A. Orlando
                                                Vice President and
                                                Chief Financial Officer

                                 EXHIBIT INDEX
                                 -------------




       Exhibit No.                Description
       -----------                -----------

        99.1                    Press Release, dated August 6, 2004